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                                                                   EXHIBIT 10.69

                                                               EXECUTION VERSION

                      FIFTH AMENDMENT TO CREDIT AGREEMENT
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     1.   Reference is made to that certain Credit Agreement dated as of June 6,
1997 (the "Credit Agreement"), as amended by that certain First Amendment to
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Credit Agreement dated as of June 26, 1998, as further amended by that certain
Second Amendment to Credit Agreement dated as of December 18, 1998, as further amended by that certain Third Amendment to Credit Agreement dated as of August 31, 1999, and as further amended by that certain Fourth Amendment to Credit Agreement dated as of November 8, 1999, by and among Quantum Corporation, a Delaware corporation (the "Borrower"), each of the financial institutions listed
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in Schedule I to the Credit Agreement (individually, a "Bank" and, collectively,
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the "Banks"), Canadian Imperial Bank of Commerce, as administrative agent for
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the Banks (in such capacity, "Administrative Agent"), ABN AMRO Bank, N.V
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("ABN"), and CIBC Inc., as co-arrangers for the Banks, ABN, as syndication agent
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for the Banks, Bank of America, N.A. (formerly known as Bank of America National
Trust and Savings Association), as documentation agent for the Banks, and BankBoston, N.A., The Bank of Nova Scotia, Fleet National Bank and The
Industrial Bank of Japan, Limited, as co-agents for the Banks (as amended, the "Credit Agreement").
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     2.   The Banks executing this Amendment constituting Majority Banks hereby agree that, subject to the satisfaction of the conditions set forth in Paragraph
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3 below, the Credit Agreement is hereby amended as follows:
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          (a)  Subparagraph 5.02(f) of the Credit Agreement is hereby amended by
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     changing clause (iv) thereof to read in its entirety as follows:
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               (iv) Borrower may purchase Equity Securities pursuant to stock repurchase programs, provided that the aggregate payments under such programs do not exceed (A) during fiscal year 1999, twenty-three percent (23%) of Tangible Net Worth as determined as of the fiscal quarter ending March 31, 1998, (B) during fiscal year 2000, twenty percent (20%) of Tangible Net Worth as determined as of the fiscal quarter ending June 27, 1999 plus an additional one hundred twenty five million dollars ($125,000,000), and (C) during all other fiscal years until the Maturity Date, ten percent (10%) of Tangible Net Worth as determined as of the fiscal quarter immediately preceding the date of determination;

          (b)  Clause (ii) of Subparagraph 5.02(l) is hereby amended by (i)
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     deleting the "." appearing at the end of Subclause (H) thereof and
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     replacing it with a ";", and (ii) adding the following immediately after
     Subclause (H):
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                                     minus
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               (I)  An amount equal to the aggregate amount paid by Borrower during its fiscal year 2000 to repurchase its capital stock as permitted pursuant to the phrase "plus an additional one hundred twenty five million dollars ($125,000,000)" appearing in Subclause (B)
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          of clause (iv) of Subparagraph 5.02((f).
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     3.   The amendment effected by Paragraph 2 above shall become effective as
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of 5:00 p.m. Pacific Standard Time on January 14, 2000 (the "Effective Date"),
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subject to:  (1) receipt by Orrick, Herrington & Sutcliffe LLP ("OH&S"), counsel
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to Administrative Agent, on or prior to the Effective Date, of a duly executed copy of this Amendment from Borrower and the Banks constituting the Majority Banks; and (2) receipt by Administrative Agent on behalf of each individual Bank that executes this Amendment and delivers an executed copy of this Amendment to OH&S on or prior to the Effective Date of a non refundable amendment fee payable to each such Bank in the amount equal to 0.03% of each such Bank's respective Proportionate Share.

     4. This Amendment shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules.

     IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed as of January 14, 2000.


                              QUANTUM CORPORATION


                              By:  /s/ Andrew Kryder
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                              Name:  Andrew Kryder
                              Title: Vice President, Finance & General Counsel